Exhibit 10.23

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED LICENSE AGREEMENT BETWEEN

LEXEO THERAPEUTICS, INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA FOR

CASE NO. [***]

CASE NO. [***]

CASE NO. [***]

“Drug Development for TNNI3 Mutations”

LICENSE AGREEMENT

This agreement (“Agreement”) is entered into as of the date of August 6, 2020 (the "Effective Date") by and between LEXEO THERAPEUTICS, INC., a Delaware corporation having an address at 345 Park Avenue South, 6th Floor, New York, NY 10010 (“LICENSEE”) and The Regents of the University of California, a California public corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 (“UNIVERSITY”), represented by its San Diego campus having an address at University of California, San Diego, Office of Innovation and Commercialization, Mail Code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 (“UC SAN DIEGO”).

BACKGROUND

A.
The inventions disclosed in UC San Diego Disclosure Docket Nos. below (“Inventions”)

Docket #	Title	Inventors
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

were made in the course of research at UC San Diego by [***] (hereinafter, and collectively the “Inventors”), and are covered by Patent Rights as defined below.

B.
Each Inventor is an employee of UC San Diego, and is obligated to assign all of their rights, titles and interests in the Inventions to UNIVERSITY.
C.
The research was sponsored in part by the Government of the United States of America and as a consequence this license is subject to overriding obligations to the Federal Government under 35 U.S.C. §§ 200-212 and applicable regulations.
D.
UC San Diego and Stelios Therapeutics, Inc. entered into a license agreement effective August 6, 2020 for the license of UC San Diego Disclosure Docket No. [***] to Stelios Therapeutics, Inc. (the “First License”).
E.
LICENSEE acquired Stelios Therapeutics, Inc. on July 16, 2021, and LICENSEE became the successor in interest to Stelios Therapeutics, Inc. under the First License.

F.
LICENSEE and UC San Diego subsequently amended the First License in an amendment dated June 4, 2025.
G.
LICENSEE and UC San Diego now desire to enter into this Agreement to amend and restate the First License to the Patent Rights and Technology to LICENSEE for commercial development, use, and sale of the Inventions.

The parties agree as follows:

ARTICLE 1. DEFINITIONS

The terms, as defined herein, have the same meanings in both their singular and plural forms.

1.1
“Affiliate" means any corporation, firm, limited liability company, partnership or other entity that directly or indirectly Controls or is Controlled by or is under common control with LICENSEE. “Control” means (i) having the actual, present capacity to elect a majority of the directors of such entity; (ii) having the power to direct at least fifty percent (50%) of the voting rights entitled to elect directors; or (iii) in any country where the local law will not permit foreign equity participation of a majority, ownership or control, directly or indirectly, of the maximum percentage of such outstanding stock or voting rights permitted by local law.
1.2
“Commercially Reasonable Efforts” means exerting the efforts and employing the resources that would normally and objectively be exerted or employed by a similarly situated company in its industry for a product of similar market potential, profit potential and strategic value at a similar stage of its product life, taking into account the competitiveness of the relevant marketplace, the patent, intellectual property and development positions of third parties, the applicable regulatory situation, the pricing/reimbursement situation, the commercial viability of the product and other relevant development and commercialization factors based upon then-prevailing conditions. Commercially Reasonable Efforts shall in no case involve a shelving of the development, marketing or sale of Licensed Products or a suspension of the diligent pursuit of needed governmental approval for Licensed Products for a period longer than [***].
1.3
“Field” means all diagnostic and therapeutic uses.
1.4
“Licensed Product” means any service, composition or product which is composed of or incorporates, or is directly or indirectly discovered, developed and/or identified using, the Technology, or that is covered by a valid claim in the Patent Rights, or the manufacture, use, sale, offer for sale, or importation of which would constitute, but for the license granted to LICENSEE under this Agreement, an infringement, an inducement to infringe or contributory infringement, of any pending or issued claim within the Patent Rights.
1.5
“Net Sales” means the total of the gross invoice prices of Licensed Products sold or leased by LICENSEE, Sublicensee, Affiliate, or any combination thereof, less the sum of the following actual and customary deductions where applicable and separately listed: cash, trade, or quantity discounts, credits, refunds or rebates (as allowed under applicable law); sales tax, use tax, tariff, custom and import/export duties or other excise taxes imposed on sales of Licensed Product (except for value- added and income taxes imposed on the sales of Licensed Product in foreign countries); transportation charges; and credits to customers, including allowances, charge backs or rebates actually granted because of rejections or returns. For purposes of calculating Net Sales, transfers to a Sublicensee or an Affiliate of Licensed Product under this Agreement for (a) end use (but not resale) by the Sublicensee or Affiliate shall be treated as sales by LICENSEE at list price of LICENSEE, or (b) resale by a Sublicensee or an Affiliate shall be treated as sales at the list price of the Sublicensee or Affiliate. Net Sales shall not include reasonable quantities of Licensed Products provided without charge for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes.
1.6
“Patent Costs” means all out-of-pocket expenses for the preparation, filing, prosecution, and maintenance of all United States and foreign patents included in Patent Rights. Patent Costs include out-of-pocket expenses for patentability opinions, inventorship determination, preparation and prosecution of patent application, re-examination, re-issue, interference, post-grant review and other administrative proceedings in patent offices, and opposition activities, and the like, related to patents or applications in Patent Rights.
1.7
“Patent Rights” means UNIVERSITY’s rights in the claims of any of the following: (a) any patent or patent applications containing claims that cover the Inventions, (b) the U.S. patents and patent applications listed in Exhibit A; and (c) continuing applications thereof including divisions, substitutions, and continuations-in-part (but only to the extent the claims thereof are entirely supported in the specification and entitled to the priority date of the parent application); any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents covered by subsections (a) through (c) above.
1.8
“Sublicense” means an agreement into which LICENSEE enters with a third party that is not an Affiliate for the purpose of (a) granting certain rights; (b) granting an option to certain rights; or

(c) forbearing the exercise of any rights, in each case granted to LICENSEE under this Agreement. “Sublicensee” means a third party with whom LICENSEE enters into a Sublicense.

1.9
“Sublicense Fees” means all upfront fees, milestone payments and similar license fees received by LICENSEE from its Sublicensees in consideration for the grant of a Sublicense, but excluding:

(i) any royalty payments; (ii) payments for [***]; (iii)[***]; and (iv) payments and reimbursement of [***]. For the purpose of the above paragraph, [***].

1.10
“Technology” means the written nonpublic technical information, if any, relating to the Invention which the Inventors provided to LICENSEE prior to the Effective Date and which is detailed in Exhibit C.
1.11
“Term” means the period of time beginning on the Effective Date and ending on the expiration date of the longest-lived Patent Rights.
1.12
“Territory” means (a) for Technology, worldwide, to the extent UNIVERSITY may lawfully grant such Technology rights; and (b) for Patent Rights, worldwide, to the extent Patent Rights exist in a respective jurisdiction.
1.13
“Valid Claim” means (a) any claim of an issued and unexpired patent of Patent Rights, which has not been finally rejected, revoked, or declared invalid or unenforceable by a patent office or court of competent jurisdiction by a decision, which is unappealable or unappealed or (b) any claim of a pending patent application of Patent Rights, which claim was filed and is prosecuted in good faith with the goal of ultimately reaching allowable claims and has not been disclaimed, abandoned, or finally disallowed without the possibility of appeal or refiling of such application.

ARTICLE 2. GRANTS

2.1
License. Subject to the limitations set forth in this Agreement and to the extent that it may lawfully do so, UNIVERSITY hereby grants to LICENSEE an exclusive license under Patent

Rights to make, use, sell, offer for sale, and import Licensed Products and a non-exclusive license to use Technology, in the Field within the Territory and during the Term. LICENSEE may extend such license to its AFFILIATES, provided that LICENSEE will be responsible for such AFFILIATES.
2.2
Sublicense.
(a)
The license granted in Paragraph 2.1 includes the right of LICENSEE to grant Sublicenses to third parties during the Term but only for as long as [***].
(b)
With respect to Sublicense granted pursuant to Paragraph 2.2(a), LICENSEE shall:
(i)
not [***] for the license grant under Sublicense[***];
(ii)
to the extent applicable, include all the rights of and obligations due to UNIVERSITY and contained in this Agreement;
(iii)
promptly provide UNIVERSITY with a copy of each Sublicense issued which may be reasonably redacted; and
(iv)
collect and guarantee payment of all payments due, directly or indirectly, to UNIVERSITY from Sublicensees and summarize and deliver all reports due, directly or indirectly, to UNIVERSITY from Sublicensees.
(c)
Upon termination of this Agreement for any reason, UNIVERSITY, at its sole discretion, shall determine whether LICENSEE shall cancel or assign to UNIVERSITY any and all Sublicenses; provided, however, that if the Sublicensee requests an assignment, UNIVERSITY will accept such assignment of the Sublicense, provided (i) that the Sublicensee is in good standing upon termination of this Agreement; (ii) [***]; and (iii) to the extent UNIVERSITY is legally able to accept such assignment. In no case, however, will UNIVERSITY be bound by duties and obligations contained in any Sublicense that extends beyond the duties and obligations of the UNIVERSITY set forth in this Agreement. For the avoidance of doubt, AFFILIATES’ rights extended by LICENSEE also terminate upon termination of this Agreement.

2.1
Reservation of Rights. UNIVERSITY reserves the right to:
(a)
use the Invention, Technology, and Patent Rights for educational and research purposes;
(b)
publish or otherwise disseminate any information about the Invention, Technology, and Patent Rights at any time; and
(c)
allow other nonprofit institutions to use, publish, or otherwise disseminate any information about Invention, Technology, and Patent Rights for educational and research purposes.

ARTICLE 3. CONSIDERATION

3.1
Fees and Royalties. The parties hereto understand that the fees and royalties payable by LICENSEE to UNIVERSITY under this Agreement are partial consideration for the license granted herein to LICENSEE under Technology and Patent Rights. LICENSEE shall pay UNIVERSITY:
(a)
a first license issue fee of twenty thousand dollars (US$20,000), no later than [***] after the Effective Date;

A second license issue fee of twenty thousand dollars (US$20,000), within [***]following the date an itemized invoice sent from UNIVERSITY to LICENSEE.

This Paragraph 3.1(a) will survive the termination, expiration or assignment of this Agreement.

(b)
the following license maintenance fees per year and payable on the [***] of the Effective Date and annually thereafter on each anniversary; provided however, that (i) such maintenance fees will be creditable against earned royalties in any given payment period and (ii) LICENSEE’s obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product

Maintenance Fee	Anniversary
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
(c)
LICENSEE shall pay UNIVERSITY the following milestone payments within [***] of achievement for each time such event occurs with regard to [***]:

Amount Event

[***] [***]

[***] [***]

[***] [***]

[***] [***]

[***] [***]

[***] [***]

(d)
During the Term, LICENSEE shall pay UNIVERSITY an earned royalty of [***] on annual Net Sales of Licensed Products by LICENSEE, Sublicensees, and/or Affiliates; provided, however, that in the event LICENSEE is required to pay royalties to one or more third parties for patent rights necessary to make, use or sell Licensed Products, LICENSEE may deduct[***] from the earned royalties payable to UNIVERSITY for every [***] LICENSEE actually pays to said third parties; provided, however, in no event shall the amount payable to UNIVERSITY be less than [***] of the amount otherwise due; and
(e)
[***] of all Sublicense Fees until [***], at which time the percentage of Sublicense Fees due to UNIVERSITY shall be reduced to [***].

All fees and royalty payments specified in Paragraphs 3.1(a) through 3.1(e) above shall be paid by LICENSEE pursuant to Paragraph 4.3 and shall be delivered by LICENSEE to UNIVERSITY as noted in Paragraph 10.1.

3.2
Patent Costs. LICENSEE shall reimburse UNIVERSITY for all past (prior to the date of the last signature of this Agreement) Patent Costs incurred in the Territory within [***] following the date an itemized invoice sent from UNIVERSITY to LICENSEE.
3.3
Due Diligence.
(a)
LICENSEE shall, either directly or through its Affiliate(s) or Sublicensee(s) use Commercially Reasonable Efforts to:
(i)
diligently develop, manufacture, and sell Licensed Products; and
(ii)
achieve the milestones described in Exhibit B.
(b)
If LICENSEE fails to perform any of its obligations specified in Paragraphs 3.3(a)(i)-(ii), then UNIVERSITY shall have the right and option to either terminate this Agreement or change LICENSEE’s exclusive license under Patent Rights to a nonexclusive license. This right, if exercised by UNIVERSITY, supersedes the rights granted in Article 2. Notwithstanding the foregoing, the deadlines for the diligence milestones set forth in Paragraph 3.3.(a) shall be extended for up to two (2) years by the proportionate length of any delay caused by an applicable regulatory authority where such delay by the applicable regulatory authority was not the result of the LICENSEE’s actions or inactions and was not the result of LICENSEE’s failure to abide by the applicable regulatory authority’s instructions or LICENSEE’s failure to provide data to the applicable regulatory authority in the form and manner required by such regulatory authority. For clarity, any extension of a diligence milestone will automatically extend each subsequent diligence milestone by the same amount of time.

ARTICLE 4. REPORTS, RECORDS AND PAYMENTS

4.1
Reports.
(a)
Progress Reports. Beginning [***] after the Effective Date and within [***] after the end of each of LICENSEE’s fiscal years until the first commercial sale of a Licensed Product, Licensee shall furnish UNIVERSITY with a written report on the progress of its efforts during the immediately preceding fiscal year to develop and commercialize Licensed Products. The report shall provide a discussion, [***], of [***]. LICENSEE’s fiscal year begins on January 1.

(b)
Royalty Reports. After the first commercial sale of a Licensed Product anywhere in the world, LICENSEE shall submit to UNIVERSITY annual royalty reports on or before [***]. Each royalty report shall cover LICENSEE’s (and each Affiliate’s and Sublicensee’s) most recently completed calendar year and shall show:
(i)
the date of first commercial sale of a Licensed Product in each country;
(ii)
the gross sales, deductions as provided in Paragraph 1.4 (Net Sales), and Net Sales during the most recently completed calendar year and the royalties, in US dollars, payable with respect thereto;
(iii)
the number of each type of Licensed Product sold;
(iv)
Sublicense Fees and royalties received during the most recently completed calendar year in US dollars, payable with respect thereto;
(v)
the method used to calculate the royalties; and
(vi)
the exchange rates used.

If no sales of Licensed Products have been made and no Sublicense Fees have been received by LICENSEE during any reporting period, LICENSEE shall so report. The reports referred to in this Paragraph 4.1(b) should be marked with the following title and case number: “License Agreement between UC SAN DIEGO and STELIOS for case [***].” Reports shall be submitted as an attachment to UC SAN DIEGO’s email address: [***].

4.2
Records & Audits.
(a)
LICENSEE shall keep, and shall require its Affiliates and Sublicensees to keep, accurate and correct records of all Licensed Products manufactured, used, sold, offered for sale, and imported and Sublicensee Fees received under this Agreement. Such records shall be retained by LICENSEE for at least [***] following a given reporting period.
(b)
All records shall be available during normal business hours for inspection at the expense of UNIVERSITY by UNIVERSITY’s Internal Audit Department or by a Certified Public Accountant selected by UNIVERSITY and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments or other compliance issues. Such inspector shall be subject to a confidentiality agreement with LICENSEE and such inspector shall not disclose to UNIVERSITY any information other than information relating to the accuracy of reports and payments made under this Agreement or other compliance issues. In the event that any such inspection shows an under reporting and underpayment in excess of [***] for any [***], then LICENSEE shall pay the cost of the audit as well as any additional sum that would have been payable to UNIVERSITY had the LICENSEE reported correctly, plus an interest charge at a rate of [***] per year. Such interest shall be calculated from the date the correct payment was due to UNIVERSITY up to the date when such payment is actually made by LICENSEE. For underpayment not in excess of [***] for [***], LICENSEE shall pay the difference within [***] without interest charge or inspection cost.
4.3
Payments.
(a)
All fees, reimbursements and royalties due UNIVERSITY shall be paid in United States dollars and all checks (should payment by wire not be possible) shall be made payable to [***], and sent to UNIVERSITY according to Paragraph 10.1 (Correspondence).
(b)
Royalty Payments. Royalties shall accrue when [***]. LICENSEE shall pay earned royalties annually on or before February 28 of each calendar year. Each such payment shall be for earned royalties accrued within LICENSEE’s most recently completed calendar year.

(c)
Late Payments. In the event royalty, reimbursement and/or fee payments are not received by UNIVERSITY when due, LICENSEE shall pay to UNIVERSITY interest charges at a rate of [***]. Such interest shall be calculated from [***].
(d)
Taxes. Taxes imposed by any governmental agency on any payments to be made to UNIVERSITY by LICENSEE hereunder shall be paid by LICENSEE without deduction from any payment due to UNIVERSITY hereunder.

ARTICLE 5. PATENT MATTERS

5.1
Patent Prosecution and Maintenance.
(a)
LICENSEE shall be responsible for the prosecution and maintenance of any Patent Rights claiming or covering any Inventions, and UNIVERSITY shall reasonably cooperate with LICENSEE in connection with the same, including, upon the request of LICENSEE, promptly executing any and all patent applications, formal documents, assignments, or other instruments which LICENSEE deems necessary or reasonably useful for the filing, prosecution, and maintenance, of any Patent Rights claiming or covering any such Inventions, which may be filed or prepared at LICENSEE's cost and expense.
(b)
LICENSEE shall keep UNIVERSITY reasonably informed of the prosecution of Patent Rights. LICENSEE shall provide UNIVERSITY with a copy of material communications from any patent authority regarding such Inventions, and shall provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses so that UNIVERSITY may have an opportunity to review and comment.
(c)
If LICENSEE plans to abandon, cease prosecution or not maintain any patent(s) or patent application(s) in Patent Rights, then to avoid abandonment or other loss of rights, LICENSEE will provide UNIVERSITY with at least thirty (30) days' notice of such plan and UNIVERSITY shall have the right, in UNIVERSITY's sole discretion, to file for or continue prosecution and/or maintenance of such patent or patent application at its own expense.
5.2
Patent Infringement.
(a)
If UC SAN DIEGO (based on actual knowledge of the licensing professional responsible for administering this Invention) or LICENSEE learns of potential infringement of commercial significance of any patent licensed under this Agreement, the knowledgeable party promptly will inform the other party of the infringement and provide evidence of infringement available to the knowledgeable party (“Infringement Notice”). In a jurisdiction where LICENSEE has exclusive rights under this Agreement, neither UNIVERSITY nor LICENSEE will notify a third party (including the infringer) of infringement or put such third party on notice of the existence of any Patent Rights without first obtaining consent of the other. UNIVERSITY and LICENSEE agree to discuss and determine how best to proceed. If LICENSE notifies a third party of infringement or puts such third party on notice of the existence of any Patent Rights regarding such infringement without first obtaining the written consent of UNIVERSITY and UNIVERSITY is sued for declaratory judgment (or its equivalent), UNIVERSITY will have the right to terminate this Agreement immediately, notwithstanding Paragraph 7.1. UNIVERSITY and LICENSEE will use diligent efforts to cooperate with each other to terminate such infringement without litigation. Subject to statutory deadlines, if such infringement has not ended within [***] of the effective date of the Infringement Notice, then LICENSEE may initiate suit (or earlier depending on an applicable statutory deadline to file); and, if such infringement has not ended within [***] of the effective date of the Infringement Notice, and LICENSEE has not initiated suit, then UNIVERSITY may initiate suit.

(b)
Notwithstanding the foregoing: (1) UNIVERSITY may not be joined in any suit without its prior written consent; (2) LICENSEE may not admit liability or wrongdoing on behalf of UNIVERSITY without its prior written consent; (3) Each party will cooperate with the other in litigation initiated under Paragraph 5.2, but at the expense of the party who initiated the suit; (4) If UNIVERSITY is joined in any suit under Paragraph 5.2, LICENSEE will pay all of UNIVERSITY’s costs; (5) If UNIVERSITY is a party to a suit under Paragraph 5.2, then the recovery to UNIVERSITY will be [***] of net recoveries;
(6)
Any agreement made by LICENSEE for purposes of settling litigation or other dispute regarding Patent Rights will comply with the requirements of Paragraph 2.2 (Sublicense); and
(7)
If LICENSEE or UC SAN DIEGO (but not both) sues a third party for infringement of Patent Rights, then the non-suing party may not thereafter sue such infringer for the acts of infringement raised in the suit.
5.3
Patent Marking.

LICENSEE shall mark all Licensed Products made, used, sold, offered for sale, or imported under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws. LICENSEE shall be responsible for all monetary and legal liabilities arising from or caused by (a) failure to abide by applicable patent marking laws and (b) any type of incorrect or improper patent marking.

ARTICLE 6. EXPORT CONTROL AND REGISTRATION

6.1
Export Control. LICENSEE shall observe all applicable United States and foreign laws with respect to the transfer of Licensed Products, Technology, and related technical data to foreign countries, including, without limitation, the International Traffic in Arms Regulations and the Export Administration Regulations.
6.2
Governmental Approval or Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, LICENSEE shall assume all legal obligations to do so. LICENSEE shall make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

6.3
Preference for United States Industry. If LICENSEE sells a Licensed Product or Combination Product in the US, LICENSEE shall manufacture said product substantially in the US.

ARTICLE 7. TERMINATION OR EXPIRATION OF THE AGREEMENT

7.1
Termination by UNIVERSITY.
(a)
UNIVERSITY may terminate this Agreement if LICENSEE:
(i)
is delinquent on any report or payment;
(ii)
is not diligently developing and commercializing Licensed Product in accordance with obligations under Section 3.3;
(iii)
misses a milestone described in Exhibit B, subject to the provisions of Section 3.3(b);
(iv)
is in breach of any provision;
(v)
provides any intentionally false report; or
(vi)
files a claim including in any way the assertion that any portion of UNIVERSITY’s Patent Rights is invalid or unenforceable.
(b)
Termination under this Paragraph 7.1 will take effect [***] after written notice by UNIVERSITY unless LICENSEE remedies the problem in that [***] period.
7.2
Termination by LICENSEE.
(a)
LICENSEE shall have the right at any time and for any reason to terminate this Agreement in whole or on a Licensed Product-by-Licensed Product, country-by-country basis, upon [***] written notice to UNIVERSITY. Said notice shall state LICENSEE’s reason for terminating this Agreement.
(b)
Any termination under Paragraph 7.2(a) shall not relieve LICENSEE of any obligation or liability accrued under this Agreement prior to termination or rescind any payment made to UNIVERSITY or action by LICENSEE prior to the time termination becomes effective. Termination shall not affect in any manner any rights of UNIVERSITY arising under this Agreement prior to termination.
7.3
Survival on Termination or Expiration. The rights and obligations under Paragraphs and Articles 3.1(a) (license issue fee), 4 (Reports, Records and Payments), 8 (Limited Warranty and Indemnification), 9 (Use of Names and Trademarks), 10.2 (Secrecy), 10.3 (Assignability), and 10.5 (Failure to Perform) shall survive the termination or expiration of this Agreement.

ARTICLE 8. LIMITED WARRANTY AND INDEMNIFICATION

8.1
No Warranty.
(a)
The license granted herein and the associated Technology are provided “AS IS” and without WARRANTY OF MERCHANTABILITY or WARRANTY OF FITNESS FOR A

PARTICULAR

PURPOSE or any other warranty, express or implied. UNIVERSITY makes no representation or warranty that the Licensed Product or the use of Patent Rights or Technology will not infringe any other patent or other proprietary rights.

UNIVERSITY WILL NOT BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, LOST BUSINESS, ENHANCED DAMAGES FOR INTELLECTUAL PROPERTY INFRINGEMENT OR MISAPPROPRIATION OF TECHNOLOGY, OR FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR OTHER SPECIAL DAMAGES SUFFERED BY LICENSEE, SUBLICENSEES, JOINT VENTURES, OR AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF UNIVERSITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ALSO, UNIVERSITY WILL NOT BE LIABLE FOR ANY DIRECT DAMAGES SUFFERED BY LICENSEE, SUBLICENSEES, JOINT VENTURES, OR AFFILIATES ARISING OUT OF OR RELATED TO PATENT RIGHTS TO THE EXTENT ASSIGNED, OR OTHERWISE LICENSED, BY UNIVERSITY’S INVENTORS TO THIRD PARTIES.

(b)
Nothing in this Agreement shall be construed as:
(i)
a warranty or representation by UNIVERSITY as to the validity, enforceability, or scope of any Patent Rights or Technology;
(ii)
a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or shall be free from infringement of patents of third parties;
(iii)
an obligation to bring or prosecute actions or suits against third parties for patent infringement or misappropriation of Technology except as provided in Paragraph 5.2 hereof;
(iv)
conferring by implication, estoppel or otherwise any license or rights under any patents of UNIVERSITY other than Patent Rights, or any technology other than Technology, regardless of whether those patents are dominant or subordinate to Patent Rights;
(v)
an obligation to furnish any know-how not provided in Patent Rights and Technology; or
(vi)
an obligation to update or provide assistance regarding Technology.
8.2
Indemnification.
(a)
LICENSEE will, and will require Sublicensees to, indemnify, hold harmless, and defend UNIVERSITY and its officers, employees, and agents; the sponsors of the research that led to the Invention and Technology; and the creators of Technology and inventors of patents or patent applications under Patent Rights, and their employers (collectively, the “Indemnitees”); against any and all claims, suits, losses, damages, costs, fees, and expenses brought by third parties against such Indemnitees to the extent resulting from, or arising out of Licensee’s exercise of this license or any Sublicense. This indemnification will include, but will not be limited to, any product liability. Notwithstanding the foregoing, Licensee shall not be required to indemnify any Indemnitee to the extent such claim is due to the gross negligence or willful misconduct of an Indemnitee in with the exercise of this Agreement.

(b)
UNIVERSITY shall notify LICENSEE in writing of any claim or suit brought against UNIVERSITY in respect of which UNIVERSITY intends to invoke the provisions of this Article. LICENSEE shall keep UNIVERSITY informed on a current basis of its defense of any claims under this Article. LICENSEE will not settle any claim against UNIVERSITY without UNIVERSITY’s written consent, where (a) such settlement would include any admission of liability or wrongdoing on the part of UNIVERSITY or other indemnified party, (b) such settlement would impose any restriction on UNIVERSITY/indemnified party’s conduct of any of its activities, or (c) such settlement would not include an unconditional release of UNIVERSITY/indemnified party from all liability for claims that are the subject matter of the settled claim.
8.3
Insurance.
(a)
LICENSEE, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain insurance as follows:
(i)
commercial general liability insurance (contractual liability included) with limits of at least: [***];

If the above insurance is written on a claims-made form, it shall continue for [***] following termination or expiration of this Agreement. The insurance shall have a retroactive date of placement prior to or coinciding with the Effective Date;

(ii)
Worker’s Compensation as legally required in the jurisdiction in which the LICENSEE is doing business; and
(iii)
the coverage and limits referred to above shall not in any way limit the liability of LICENSEE.
(b)
LICENSEE shall furnish UNIVERSITY with certificates of insurance showing compliance with all requirements. Such certificates shall: (i) provide for [***] advance written notice to UNIVERSITY of any modification; (ii) indicate that UNIVERSITY has been endorsed as an additional insured party under the coverage referred to above; and (iii) include a provision that the coverage shall be primary and shall not participate with nor shall be excess over any valid and collectable insurance or program of self-insurance carried or maintained by UNIVERSITY.

ARTICLE 9. USE OF NAMES AND TRADEMARKS

Nothing contained in this Agreement confers any right to use in advertising, publicity, or other promotional activities any name, trade name, trademark, or other designation of UNIVERSITY by LICENSEE without prior written approval by UNIVERSITY (including contraction, abbreviation or simulation of any of the foregoing). LICENSEE hereby grants permission for UNIVERSITY (including UC SAN DIEGO) to include LICENSEE’s name and a link to LICENSEE’s website in UNIVERSITY’s and UC SAN DIEGO’s annual reports and on UNIVERSITY’s (including UC SAN DIEGO’s) websites that showcase innovation and commercialization stories.

ARTICLE 10. MISCELLANEOUS PROVISIONS

10.1
Correspondence. Any notice or payment required to be given to either party under this Agreement shall be deemed to have been properly given and effective: (a) on the date of delivery if delivered in person, (b) five (5) days after mailing if mailed by first-class or certified mail, postage paid, to the respective addresses given below, or to such other address as is designated by written notice given to the other party, or (c) upon confirmation by recognized national overnight courier, confirmed facsimile transmission, or confirmed electronic mail, to the following addresses or facsimile numbers of the parties.

If sent to LICENSEE:

Invoices only:	If to LICENSEE (other notices):

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If sent to UNIVERSITY by mail:

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If sent to UNIVERSITY by overnight delivery:

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10.2
Secrecy.
(a)
“Confidential Information” shall mean information relating to the Invention and disclosed by UNIVERSITY to LICENSEE during the Term, which if disclosed in writing shall be marked “Confidential”, or if first disclosed otherwise, shall within [***] of such disclosure be reduced to writing by UNIVERSITY and sent to LICENSEE. The Technology will be deemed to be Confidential Information.
(b)
LICENSEE shall:
(i)
use the Confidential Information for the sole purpose of performing under the terms of this Agreement;
(ii)
safeguard Confidential Information against disclosure to others with the same degree of care as it exercises with its own data of a similar nature;
(iii)
not disclose Confidential Information to others (except to its employees, agents or consultants who are bound to LICENSEE by a like obligation of confidentiality) without the express written permission of UNIVERSITY, except that LICENSEE shall not be prevented from using or disclosing any of the Confidential Information that:
(A)
LICENSEE can demonstrate by written records was previously known to it;
(B)
is now, or becomes in the future, public knowledge other than through acts or omissions of LICENSEE;
(C)
is lawfully obtained by LICENSEE from sources independent of UNIVERSITY; or
(D)
is required to be disclosed by law or a court of competent jurisdiction.
(c)
The secrecy obligations of LICENSEE with respect to Confidential Information shall continue for a period ending [***] from the termination date of this Agreement.
(d)
Notwithstanding the foregoing, UNIVERSITY may disclose to the Inventors, senior administrators employed by UNIVERSITY, and individual Regents the terms and conditions of this Agreement upon their request. If such disclosure is made, UNIVERSITY shall request the individuals not disclose such terms and conditions to others. UNIVERSITY may acknowledge the existence of this Agreement and the extent of the grant in Article 2 to third parties, but UNIVERSITY shall not disclose the negotiable financial terms of this Agreement to third parties, except where UNIVERSITY is required by law to do so, such as under the California Public Records Act.
10.3
Assignability. This Agreement may be assigned by UNIVERSITY, but is personal to LICENSEE and assignable by LICENSEE only with the written consent of UNIVERSITY; provided however that LICENSEE may assign this Agreement without the written consent of University to (i) an Affiliate of LICENSEE or (ii) an acquirer of all or substantially all of the business (whether structured as a merger, asset sale, exclusive license or otherwise) to which this Agreement relates as long as (a) such acquirer agrees to assume all the terms and conditions of this Agreement and (b) solely with respect to the first assignment of this Agreement, within [***] of such assignment, LICENSEE or such acquirer shall pay UNIVERSITY an assignment fee equal to the greater of (x) [***] or (y) [***].
10.4
No Waiver. No waiver by either party of any breach or default of any agreement set forth in this Agreement shall be deemed a waiver as to any subsequent and/or similar breach or default.
10.5
Failure to Perform. In the event of a failure of performance due under this Agreement and if it becomes necessary for either party to undertake legal action against the other on account thereof, then the prevailing party shall be entitled to reasonable attorneys’ fees in addition to costs and necessary disbursements.

10.6
Governing Laws. THIS AGREEMENT SHALL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA,

but the scope and

validity of any patent or patent application shall be governed by the applicable laws of the country of the patent or patent application.

10.7
Force Majeure. A party to this Agreement may be excused from any performance required herein if such performance is rendered impossible or unfeasible due to any catastrophe or other major event beyond its reasonable control, including, without limitation, war, riot, and insurrection; laws, proclamations, edicts, ordinances, or regulations; strikes, lockouts, or other serious labor disputes; and floods, fires, explosions, or other natural disasters. When such events have abated, the non-performing party’s obligations herein shall resume.
10.8
Headings. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
10.9
Entire Agreement. This Agreement, including Exhibits A and B, embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.
10.10
Amendments. No amendment or modification of this Agreement shall be valid or binding on the parties unless made in writing and signed on behalf of each party.
10.11
Severability. In the event that any of the provisions contained in this Agreement is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal, or unenforceable provisions had never been contained in it.
10.12
Counterparts. This Agreement may be executed in one or more counterparts, each of which together will constitute one and the same Agreement. For purposes of executing this Agreement, a facsimile (including a PDF image delivered via email) copy of this Agreement, including the signature pages, will be deemed an original. The parties agree that neither party will have any rights to challenge the use or authenticity of a counterpart of this Agreement based solely on that its signature, or the signature of the other party, on such counterpart is not an original signature.

(signature page follows)

IN WITNESS WHEREOF, both UNIVERSITY and LICENSEE have executed this Agreement by their respective and duly authorized officers on the day and year written

LEXEO THERAPEUTICS, INC.:

By:	/s/ R. Nolan Townsend
R. Nolan Townsend
Chief Executive Officer

Date:	2025-11-14

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:

By:	/s/ Anthony Reza Razavi, Ph.D.
Anthony Reza Razavi, Ph.D.
Associate Director - Innovation and Commercialization

Date:	2025-11-14

Exhibit A – Patent Rights

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Exhibit B – Due Diligence Milestones

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Exhibit C – Technology

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